SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 29, 1998
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-8)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.



                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-8
                 -----------------------------------------------

                               September 29, 1998

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                        AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

         On September 29, 1998, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before September 1, 1998) as of September 1, 1998 of $501,081,112.58. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $25,054,055.63. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

         The total number of Mortgage Loans as of September 1, 1998 was 1,442. The weighted average Note Rate of the Mortgage Loans as of September 1, 1998 was 7.320%. The weighted average remaining term to stated maturity of the Mortgage Loans as of September 1, 1998 was 355.51 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to August 1, 1987 or after September 1, 1998.

         None of the Mortgage Loans has a scheduled maturity later than September 1, 2028. Each Mortgage Loan has an original principal balance of not less than $66,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $29,085,838 as of September 1, 1998 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of September 1, 1998 was 70.6%. No more than $6,729,711 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the

--------
    (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated September 23, 1998 and the Prospectus, dated July 22, 1998 (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1998-8.

    (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

Mortgagor's mailing address as reflected in Originator's records. None of the Mortgage Loans are secured by investment properties.

         At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 61% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

         All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

         Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates (NNRs) less than 6.750%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $41,771,965.68 and $459,309,146.90, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.816% and 7.366%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 356.97 months and 355.38 months, respectively.

         The Special Hazard Loss Amount as of September 1, 1998 was
$6,729,711.33.

         The Fraud Loss Amount as of September 1, 1998 was $5,010,811.13.

         The Bankruptcy Loss Amount as of September 1, 1998 was $127,686.00.

         The aggregate Initial Stated Amount of the Class A CitiCertificates as of September 1, 1998 was $481,037,868.01.

         The aggregate Initial Stated Amount of the Class M CitiCertificates as of September 1, 1998 was $9,270,000.00.

         The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of September 1, 1998 was $4,509,730.00.

         The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of September 1, 1998 was $2,254,865.00.

         The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of September 1, 1998 was $1,753,784.00.

         The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of September 1, 1998 was $1,002,162.00.


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


         The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of September 1, 1998 was $1,252,703.57.

         The Subordinated CitiCertificate Percentage is 4.000000013331.*

         The Class M Subordination Percentage is 2.150000129626%.*

         The Class B-1 Subordination Percentage is 1.250000132264%.*

         The Class B-2 Subordination Percentage is 0.800000133583%.*

         The Class B-3 Subordination Percentage is 0.450000112435%.*

         The Class B-4 Subordination Percentage is 0.250000157370%.*

         The following tables set forth information regarding the Mortgage Loans as of September 1, 1998.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   -----                    --------------------

1987                                  1                            $    325,278
1992                                  1                                 251,046
1993                                  1                                 282,428
1994                                  7                               1,753,837
1995                                 14                               5,333,447
1996                                 26                               8,082,273
1997                                 13                               4,819,397
1998                              1,379                            $480,233,407
                                  -----                            ------------

Total                             1,442                            $501,081,113
                                  =====                            ============


--------
    * Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     -----                    --------------------

Detached houses                   1,329                            $463,117,118
Multi-family Dwellings*              18                               7,254,946
Townhouses                           34                              10,860,256
Condominium Units (one to
four stories high)                   25                               7,925,034
Condominium Units (over four
stories high)                        16                               5,042,136
Cooperative Units                    20                               6,881,623
                                  -----                            ------------

Total                             1,442                            $501,081,113
                                  =====                            ============


             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     -----                    --------------------

1-family                          1,424                            $493,826,167
2-family                             16                               6,410,966
3-family                              2                                 843,980
                                  -----                            ------------

Total                             1,442                            $501,081,113
                                  =====                            ============

-------
    * Multi-family dwellings are 2-family and 3-family

                             SIZES OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
--------------------              -----                    --------------------

$149,999 and under                    1                            $     65,897
$150,000 through $199,999             0                                       0
$200,000 through $249,999           147                              35,572,078
$250,000 through $299,999           475                             131,424,315
$300,000 through $349,999           323                             104,392,567
$350,000 through $399,999           179                              67,139,302
$400,000 through $449,999            98                              41,791,546
$450,000 through $499,999            98                              46,888,337
$500,000 through $549,999            34                              17,916,289
$550,000 through $599,999            39                              22,466,753
$600,000 through $649,999            28                              17,826,428
$650,000 through $699,999            10                               6,825,963
$700,000 through $749,999             1                                 748,767
$750,000 through $799,999             0                                       0
$800,000 through $849,999             3                               2,440,659
$850,000 through $899,999             2                               1,701,897
$900,000 through $949,999             1                                 948,550
$950,000 through $999,999             3                               2,931,765
                                  -----                            ------------

Total                             1,442                            $501,081,113
                                  =====                            ============


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


                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
---------                         -----                    --------------------

6.375% - 6.50%                        6                            $  2,105,866
6.51% - 7.00%                       227                              79,037,779
7.01% - 7.50%                     1,007                             353,630,984
7.51% - 8.00%                       198                              64,893,624
8.01% - 8.375%                        4                               1,412,860
                                  -----                            ------------

Total                             1,442                            $501,081,113
                                  =====                            ============


      DISTRIBUTION OF MORTGAGE LOANS BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-to-Value Ratio               Loans                    Balances Outstanding
-------------------               -----                    --------------------

65.00% and Below                    355                            $136,660,453
65.01% - 75.00%                     440                             151,610,390
75.01% - 80.00%                     546                             183,724,432
80.01% - 85.00%                      16                               4,562,201
85.01% - 90.00%                      71                              20,792,748
90.01% - 95.00%                      14                               3,730,889
                                  -----                            ------------

Total                             1,442                            $501,081,113
                                  =====                            ============

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             -----                    --------------------

Alabama                               5                           $   1,687,534
Arizona                               9                               3,594,582
Arkansas                              1                                 357,411
California                          837                             295,662,184
Colorado                             10                               2,950,940
Connecticut                          51                              18,272,711
District of Columbia                 10                               3,507,371
Florida                              21                               7,375,045
Georgia                              31                              10,396,634
Illinois                             40                              13,270,685
Indiana                               1                                 236,500
Kentucky                              1                                 233,313
Maine                                 1                                 263,600
Maryland                             42                              13,938,458
Massachusetts                        43                              14,203,906
Michigan                              7                               2,208,541
Minnesota                             3                               1,168,081
Missouri                              6                               2,345,370
Nebraska                              1                                 279,562
Nevada                                2                                 685,253
New Hampshire                         1                                 622,014
New Jersey                           36                              12,515,710
New York                            144                              49,525,953
North Carolina                       30                               9,588,393
Ohio                                  5                               1,818,271
Pennsylvania                          5                               1,779,153
Rhode Island                          1                                 369,149
South Carolina                        8                               2,536,852
Tennessee                            21                               7,322,089
Texas                                12                               3,941,930
Utah                                  3                               1,538,632
Vermont                               1                                 301,976
Virginia                             40                              12,352,341
Washington                           13                               4,230,969
                                  -----                            ------------

Total                             1,442                            $501,081,113
                                  =====                            ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CITICORP MORTGAGE SECURITIES, INC.
                                             (Registrant)

                                             By: /s/ John H. Outland
                                                -------------------------------
                                                     John H. Outland
                                                     Senior Vice President


Dated: September 29, 1998


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